Loss Per Common Share	6 Months Ended
Jun. 30, 2020
Loss Per Common Share [Abstract]
Loss Per Common Share

5.  Loss per Common Share

Basic loss per common share is determined based on the weighted-average number of common shares outstanding during each period.  Diluted loss per common share is the same as basic loss per common share as all common share equivalents are excluded from the calculation, as their effect is anti-dilutive.

We have shares underlying outstanding options, warrants, unvested RSUs and convertible notes that were excluded from the computation of diluted loss per share as their effect would have been anti-dilutive.  These common share equivalents at June 30, 2020 and 2019 were as follows (in thousands):

	June 30,
	2020	2019
Options outstanding	12,248	1,082
Warrants outstanding	14,850	11,700
Unvested RSUs	394	-
Shares underlying convertible notes	23,807	11,096
	51,299	23,878